UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 16, 2020

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Texas (State or Other Jurisdiction of Incorporation)	001-16317 (Commission File Number)	95-4079863 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002

(Address of Principal Executive Offices, Including Zip Code)

(713) 236-7400

(Registrant’s telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.04 per share	MCF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02        Results of Operations and Financial Condition.

On November 16, 2020, Contango Oil & Gas Company (the “Company” or “Contango”) issued a press release providing its financial results for the three and nine months ended September 30, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01        Other Events.

To the extent required, the information included in Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 8.01.

Item 9.01        Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit Number	Description
99.1	Press Release dated November 16, 2020

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger (the “Mid-Con Acquisition”). The Mid-Con Acquisition will be submitted to Contango’s shareholders and Mid-Con Energy Partners, LP’s (“Mid-Con”) unitholders for their consideration. Contango and Mid-Con intend to file a preliminary joint consent statement/information statement/prospectus (the “Consent Statement/Information Statement/Prospectus”) with the Securities and Exchange Commission (the “SEC”) in connection with the Partnership Unitholder Approval and the Contango Shareholder Approval (each as defined in the Merger Agreement) in connection with the Mid-Con Acquisition. Contango intends to file a registration statement on Form S-4 (the “Form S-4”) with the SEC, in which the Consent Statement/Information Statement/Prospectus will be included as a prospectus. Contango and Mid-Con also intend to file other relevant documents with the SEC regarding the Mid-Con Acquisition. After the Form S-4 is declared effective by the SEC, the definitive Consent Statement/Information Statement/Prospectus will be mailed to Contango’s shareholders and Mid-Con’s unitholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE MID-CON ACQUISITION, INVESTORS AND SHAREHOLDERS OF CONTANGO AND INVESTORS AND UNITHOLDERS OF MID-CON ARE URGED TO READ THE DEFINITIVE CONSENT STATEMENT/INFORMATION STATEMENT/PROSPECTUS REGARDING THE MID-CON ACQUISITION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MID-CON ACQUISITION.

The Consent Statement/Information Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by Contango or Mid-Con with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from Contango at www.contango.com or by directing a request to Contango’s Investor Relations Department at investorrelations@contango.com or free of charge from Mid-Con at www.mceplp.com or by directing a request to Mid-Con’s Investor Relations Department at MSA.OwnerRelations@contango.com.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Contango, Mid-Con and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the Mid-Con Acquisition. Information regarding Contango’s directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2020 Annual Meeting of Shareholders, filed with the SEC on April 28, 2020 and in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 20, 2020. Information regarding Mid-Con’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020 and its

Current Reports on Form 8-K, filed with the SEC on June 10, 2020 and August 6, 2020. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4, the Consent Statement/Information Statement/Prospectus and other relevant materials relating to the Mid-Con Acquisition to be filed with the SEC when they become available. Shareholders, unitholders, potential investors and other readers should read the Consent Statement/Information Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: November 16, 2020	/s/ E. JOSEPH GRADY
E. Joseph Grady
Senior Vice President and
Chief Financial and Accounting Officer